UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 13, 2006

THE GOLDFIELD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7525	88-0031580

(Commission File Number)	(I.R.S. Employer Identification No.)

1684 W. Hibiscus Boulevard, Melbourne, Florida	32901

(Address of Principal Executive Offices)	(Zip Code)

(321) 724-1700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 1.01 – Entry into a Material Definitive Agreement

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 9.01 - Financial Statements and Exhibits

Signature

Exhibit Index

Item 1.01 – Entry Into a Material Definitive Agreement.

Loan Agreement

On July 13, 2006, The Goldfield Corporation (the “Company”), Southeast Power Corporation, a wholly owned subsidiary of the Company, (“Southeast Power”) and Branch Banking & Trust Company (the “Bank”) entered into a $3,500,000 Loan Agreement for durable equipment purchases (the “Loan Agreement”) and other related ancillary agreements. The Company agreed to guarantee Southeast Power’s obligations under the Loan Agreement.

Under the Loan Agreement, the Bank agreed to make a revolving line of credit loan available to Southeast Power up to a maximum principal amount of $3.5 million (the “Loan”), subject to the terms and conditions set forth therein. The proceeds of the Loan will be used by Southeast Power to fund the purchase of durable equipment to be owned by Southeast Power.

The Loan will mature, and all amounts due to the Bank under the Loan Agreement and the related Revolving Credit Promissory Note (the “Note”), will be due and payable in full on December 13, 2010. Southeast Power must make monthly payments of interest to the Bank in arrears on the principal balance outstanding until July 2007, and thereafter, Southeast Power must pay monthly installments of principal, in addition to interest on the principal balance outstanding, until maturity. Advances under the Loan Agreement will bear interest at a rate per annum equal to One Month LIBOR (as defined in the Note) plus 1.80%, which will be adjusted monthly. The initial interest rate for advances is 7.13%.

The obligations of Southeast Power pursuant to the Loan Agreement and the Note are secured by the grant of a continuing security interest in all equipment, furniture, furnishings, fixtures, machinery, appliances, and any other personal property of fixtures of every kind and description which are financed or paid for with proceeds from the Note, and in all increases, parts, fittings, accessories, attachments, additions, and accessions thereto, substitutions and replacements therefore and in all proceeds thereof in any form, together with all records relating thereto as referenced in the Security Agreement between Southeast Power and the Bank dated July 13, 2006.

The Loan Agreement includes covenants and agreements that are customary for loan agreements of this type. In addition, at the Bank’s option, the Bank may treat any default in payment or performance by Southeast Power, the Company or any of their subsidiaries or affiliates under any other loans, contracts or agreements with the Bank or its affiliates as a default under the Loan Agreement.

The payment of all amounts due by Southeast Power to the Bank under the Loan Agreement and the Note, and the performance of any and all other obligations of Southeast Power under the Loan Agreement, the Note and the Security Agreement is unconditionally guaranteed by the Company, pursuant to and subject to the terms and conditions of the Company’s Guaranty dated July 13, 2006.

The foregoing description of the Loan documents does not purport to summarize all of the provisions of the Loan documents and is qualified in its entirety by reference to the Loan documents filed as Exhibit 10-1, Exhibit 10-2, Exhibit 10-3 and Exhibit 10-4 to this Current Report on Form 8-K, which are incorporated herein by reference.

Guaranty of Equipment and Vehicle Leases

On July 13, 2006, the Company entered into an Unconditional Guaranty (the “Lease Guaranty”) pursuant to which the Company has unconditionally guaranteed the obligations of Southeast Power under a series of vehicle and equipment leases which Southeast Power has entered into or may enter into with Branch Banking and Trust Leasing Corporation (the “Lessor”).  The maximum liability of the Company to the Lessor under the Lease Guaranty has been increased to $4.0 million, which corresponds to the increased maximum value of leased property which Southeast Power may lease from the Lessor under this arrangement at any time.  The Lease Guaranty replaces the $1.5 million guaranty previously filed as Exhibit 10-4 on the Company’s Current Report on Form 8-K, dated July 15, 2005, filed with the Securities and Exchange Commission on March 20, 2006.  All other terms of the Lease Guaranty remain the same as in the prior quarantee.

The foregoing description of the Lease Guaranty does not purport to summarize all of the provisions of such document and is qualified in its entirety by reference to the  Lease Guaranty filed as Exhibit 10-5 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above in Item 1.01 under the heading “Loan Agreement,” the Company, Southeast Power and the Bank entered into a Loan Agreement and other ancillary agreements for durable equipment purchases. The Loan documents are filed as Exhibit 10-1, Exhibit 10-2, Exhibit 10-3 and Exhibit 10-4 to this Current Report on Form 8-K, which are incorporated herein by reference.

In addition, as described above in Item 1.01 under the heading “Guaranty of Vehicle and Equipment Leases,” the Company has agreed to guarantee Southeast Power’s obligation under a series of vehicle and equipment leases.  The Lease Guaranty is filed as Exhibit 10-5 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

     (d)     Exhibits.

Number	Description

Exhibit 10-1	Loan Agreement, dated July 13, 2006, among The Goldfield Corporation, Southeast Power Corporation, and Branch Banking and Trust Company Relating to Loans of up to $3.5 million

Exhibit 10-2	Revolving Line of Credit Promissory Note of Southeast Power Corporation relating to Loans of up to $3.5 million

Exhibit 10-3	Guaranty, dated July 13, 2006, between The Goldfield Corporation and Branch Banking and Trust Company

Exhibit 10-4	Security Agreement, dated July 13, 2006, between Southeast Power Corporation and Branch Banking and Trust Company

Exhibit 10-5	Unconditional Guaranty, dated July 13, 2006, between The Goldfield Corporation and Branch Banking and Trust Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDFIELD CORPORATION

	By:	/s/Stephen R. Wherry

Dated: July 18, 2006	Name:	Stephen R. Wherry
	Title:	Vice President, Chief Financial Officer (Principal Financial Officer), Treasurer, Assistant Secretary and Principal Accounting Officer

Exhibit Index

Number	Description

Exhibit 10-1	Loan Agreement, dated July 13, 2006, among The Goldfield Corporation, Southeast Power Corporation, and Branch Banking and Trust Company Relating to Loans of up to $3.5 million

Exhibit 10-2	Revolving Line of Credit Promissory Note of Southeast Power Corporation relating to Loans of up to $3.5 million

Exhibit 10-3	Guaranty, dated July 13, 2006, between The Goldfield Corporation and Branch Banking and Trust Company

Exhibit 10-4	Security Agreement, dated July 13, 2006, between Southeast Power Corporation and Branch Banking and Trust Company

Exhibit 10-5	Unconditional Guaranty, dated July 13, 2006, between The Goldfield Corporation and Branch Banking and Trust Company